Exhibit 99.1

            AmSouth Reports Record Third Quarter Earnings
                 of $157.4 Million or $.45 Per Share

    To hear a webcast of the conference call with analysts at 2 p.m. CDT, Oct. 14, go to www.amsouth.com and click on the webcast link under "Message Center." For supplemental financial information about the third quarter results, visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com/irrc.

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Oct. 14, 2003--AmSouth Bancorporation (NYSE:ASO) today reported earnings for the third quarter ended Sept. 30, 2003, of $.45 per diluted share compared to $.43 per diluted share reported for the third quarter of 2002. Net income for the third quarter of 2003 was a record $157.4 million versus $156.0 million for the same period in 2002.
    AmSouth's third quarter performance resulted in a return on average equity of 20.2 percent, a return on average assets of 1.44 percent and an efficiency ratio of 52.6 percent.
    "The third quarter was characterized by broad-based growth in both deposits and loans, and improving credit quality trends," said Dowd Ritter, AmSouth's chairman, president and chief executive officer. "Our ability to produce solid results across our consumer, commercial and wealth management lines of business is key to our delivering sustainable earnings growth."
    Net interest income was $343.5 million in the third quarter, while the net interest margin declined, as expected, to 3.60 percent. Gains from the sale of investment securities and increases in revenues from service charges, trust services, mortgage income and other noninterest revenues, compared to the third quarter of 2002, more than offset the decline in net interest income.
    "We expect net interest income to be higher in the fourth quarter due to stabilization in the net interest margin, continued loan growth and a slower pace of prepayments on loans and investments," said Ritter.
    Average loans for the quarter grew by $2.8 billion, a 10.8 percent increase over the same quarter in 2002. Average deposits were higher by $3.3 billion, or 12.8 percent during the same period, including a
13.7 percent increase in average low-cost deposits and a 4.8 percent increase in core time deposits.
    Noninterest revenue, which includes earnings from service charges, trust, investment management services, securities gains and other sources of fee income, was $228.8 million for the quarter, an increase of $40.4 million, or 21.5 percent, compared with the same quarter in 2002. Noninterest expenses in the third quarter were $306.6 million, up 11.1 percent compared with the third quarter of 2002 and primarily reflected continuing investments in branch expansion and other revenue producing initiatives.
    Net charge-offs were .58 percent of average net loans in the third quarter, improving from .60 percent in the second quarter. The ratio of loan loss reserves to total loans was 1.32 percent at Sept. 30, 2003, and reflected continued improvement in credit quality trends and a shift in the loan portfolio mix to include a greater proportion of residential mortgages.
    Nonperforming assets continued to decline during the third quarter. Total nonperforming assets at Sept. 30, 2003, were $161.8 million, or .55 percent of loans net of unearned income, foreclosed properties and repossessions, compared to $175.4 million, or .62 percent, in the second quarter.
    For supplemental financial information about the third quarter results, you may refer to the Form 8-K filed by AmSouth with the Securities and Exchange Commission on Oct. 14, 2003, or visit the Investor Relations Resource Center on AmSouth's web site at www.amsouth.com.

    About AmSouth

    AmSouth is a regional bank holding company with $44 billion in assets, 600 branch banking offices and more than 1,200 ATMs. AmSouth operates in Tennessee, Alabama, Florida, Mississippi, Louisiana and Georgia. AmSouth is a leader among regional banks in the Southeast in several key business segments, including consumer and commercial banking, small business banking, mortgage lending, equipment leasing, annuity and mutual fund sales, and trust and investment management services. AmSouth also offers a complete line of banking products and services at its web site, www.amsouth.com.

    Forward Looking Statements

    Statements made in this document which are not purely historical are forward-looking statements as defined in the "Private Securities Litigation Reform Act of 1995," including any statements regarding descriptions of management's plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance.
    Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond AmSouth's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The achievement of management's expectations for net interest income growth in the fourth quarter of 2003 will be dependent on stabilization of the net interest margin and continued loan growth, a slower pace of prepayments on loans and investments, and no material decline in interest rates from current levels. AmSouth's most recent annual report on Form 10-K for the year ended December 31, 2002, and quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2003, also describe factors which could cause results to differ materially from management's current expectations including, but not limited to: the execution of AmSouth's strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition; changes in the quality or composition of AmSouth's loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in accounting and tax principles, policies or guidelines; other economic, competitive, governmental, and regulatory factors affecting AmSouth's operations, products, services and prices; unexpected judicial actions and developments; and the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries. To the extent that terrorist attacks or other hostilities, including geopolitical conflicts, cause a prolonged negative impact on the economy, the effects may include: adverse changes in customers' borrowing, investing or spending patterns; market disruptions; adverse effects on the performance of the United States and foreign equity markets; currency fluctuations; exchange controls; restriction of asset growth; negative effects on credit quality; and other effects that could adversely impact the performance, earnings and revenue growth of the financial services industry, including AmSouth.
    Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.


                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
               ($ in thousands, except per share data)


EARNINGS SUMMARY                              Three Months Ended
                                  ------------------------------------
                                                                 2003
                                  September 30  June 30      March 31
                                  ------------------------------------
Net interest income                   $343,453  $349,356     $363,042
Provision for loan losses               41,800    42,700       44,700
                                  ------------------------------------
Net interest income after provision    301,653   306,656      318,342
Noninterest revenues                   228,785   210,718      192,885
Noninterest expenses                   306,556   298,622      289,606
                                  ------------------------------------
Income before income taxes             223,882   218,752      221,621
Income taxes                            66,494    63,927       66,265
                                  ------------------------------------
Net income                            $157,388  $154,825     $155,356
                                  ====================================

Earnings per common share                $0.45     $0.44        $0.44
Earnings per common share - diluted       0.45      0.44         0.44
Average common shares outstanding 349,421 349,509 351,981 Average common shares outstanding -
 diluted                               353,317   353,354      355,265
End of period common shares
 outstanding                           350,621   350,477      351,645


EARNINGS SUMMARY                      Three Months Ended    Percent
                                   ------------------------  Change
                                                   2002   Versus Prior
                                   December 31 September 30   Year
                                   -----------------------------------
Net interest income                   $360,483    $364,385     (5.7%)
Provision for loan losses               53,450      51,400    (18.7%)
                                   -----------------------
Net interest income after provision    307,033     312,985     (3.6%)
Noninterest revenues                   192,234     188,336     21.5%
Noninterest expenses                   276,684     276,031     11.1%
                                   -----------------------
Income before income taxes             222,583     225,290     (0.6%)
Income taxes                            67,376      69,289     (4.0%)
                                   -----------------------
Net income                            $155,207    $156,001      0.9%
                                   =======================

Earnings per common share                $0.44       $0.44      2.3%
Earnings per common share - diluted       0.44        0.43      4.7%
Average common shares outstanding      353,792     357,567
Average common shares outstanding -
 diluted                               356,784     361,961
End of period common shares
 outstanding                           353,424     357,787


EARNINGS SUMMARY                             YTD             Percent
                                   -------------------------  Change
                                       2003        2002   Versus Prior
                                   September 30 September 30   Year
                                   -----------------------------------
Net interest income                 $1,055,851  $1,112,157     (5.1%)
Provision for loan losses              129,200     160,100    (19.3%)
                                   -----------------------
Net interest income after provision    926,651     952,057     (2.7%)
Noninterest revenues                   632,388     547,127     15.6%
Noninterest expenses                   894,784     849,938      5.3%
                                   -----------------------
Income before income taxes             664,255     649,246      2.3%
Income taxes                           196,686     195,306      0.7%
                                   -----------------------
Net income                            $467,569    $453,940      3.0%
                                   =======================

Earnings per common share                $1.33       $1.26      5.6%
Earnings per common share - diluted       1.32        1.25      5.6%
Average common shares outstanding      350,294     359,653
Average common shares outstanding -
 diluted                               353,971     364,197
End of period common shares
 outstanding                           350,621     357,787


KEY PERFORMANCE RATIOS                        Three Months Ended
                                      --------------------------------
                                                                 2003
                                      September 30  June 30  March 31
                                      --------------------------------
Average shareholders' equity to
 average total assets                        7.14%     7.43%     7.60%
End of period shareholders' equity
 to end of period total assets               7.11      7.18      7.42
Loans net of unearned income to
 total deposits                             98.85     96.99     98.92
Return on average assets
 (annualized)                                1.44      1.48      1.54
Return on average shareholders'
 equity (annualized)                        20.18     19.95     20.26
Book value per common share                 $8.99     $8.98     $8.89
Tangible book value per common share        $8.13     $8.12     $8.03
Net interest margin - taxable
 equivalent                                  3.60%     3.84%     4.11%
Efficiency ratio                            52.58     52.26     51.02


KEY PERFORMANCE RATIOS                         Three Months Ended
                                           ---------------------------
                                                            2002
                                           December 31  September 30
                                           ---------------------------
Average shareholders' equity to
 average total assets                          7.73%        7.93%
End of period shareholders' equity
 to end of period total assets                 7.68         7.88
Loans net of unearned income to
 total deposits                              100.13        98.70
Return on average assets
 (annualized)                                  1.55         1.60
Return on average shareholders'
 equity (annualized)                          20.01        20.19
Book value per common share                   $8.82        $8.73
Tangible book value per common share          $7.96        $7.88
Net interest margin - taxable
 equivalent                                    4.12%        4.28%
Efficiency ratio                              48.98        48.83


KEY PERFORMANCE RATIOS                               YTD
                                           ---------------------------
                                               2003          2002
                                           September 30  September 30
                                           ---------------------------
Average shareholders' equity to
 average total assets                         7.38%        7.91%
End of period shareholders' equity
 to end of period total assets                7.11         7.88
Loans net of unearned income to
 total deposits                              98.85        98.70
Return on average assets (annualized)         1.49         1.59
Return on average shareholders'
 equity (annualized)                         20.13        20.13
Book value per common share                  $8.99        $8.73
Tangible book value per common
 share                                       $8.13        $7.88
Net interest margin - taxable
 equivalent                                   3.84%        4.46%
Efficiency ratio                             51.96        50.05


                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)



BALANCE SHEET INFORMATION                Three Months Ended
AVERAGE BALANCES                --------------------------------------
                                                                2003
                                September 30   June 30      March 31
                                --------------------------------------

Loans net of unearned income    $28,667,773  $28,265,837  $27,829,798
Total investment securities (a)  10,008,025    9,086,673    8,969,417
Interest-earning assets (a)      39,075,134   37,708,903   36,953,359
Total assets                     43,315,707   41,917,998   40,942,836
Noninterest-bearing deposits      5,605,708    5,329,351    5,144,378
Interest-bearing deposits (b)    23,598,915   22,766,452   22,042,248
Total deposits (b)               29,204,623   28,095,803   27,186,626
Shareholders' equity              3,094,790    3,112,945    3,110,406


BALANCE SHEET INFORMATION           Three Months Ended      Percent
AVERAGE BALANCES                 ------------------------    Change
                                                 2002     Versus Prior
                                 December 31 September 30     Year
                                 -------------------------------------

Loans net of unearned income    $26,817,982  $25,877,960      10.8%
Total investment securities (a)   8,523,874    8,436,889      18.6%
Interest-earning assets (a)      35,911,164   34,935,229      11.9%
Total assets                     39,837,967   38,650,360      12.1%
Noninterest-bearing deposits      5,050,493    4,892,434      14.6%
Interest-bearing deposits (b)    21,815,373   21,006,686      12.3%
Total deposits (b)               26,865,866   25,899,120      12.8%
Shareholders' equity              3,077,837    3,065,629       1.0%


BALANCE SHEET INFORMATION                    YTD              Percent
AVERAGE BALANCES                ------------------------------ Change
                                                               Versus
                                      2003           2002      Prior
                                  September 30   September 30   Year
                                --------------------------------------

Loans net of unearned income    $28,257,539  $25,619,749     10.3%
Total investment securities (a)   9,358,509    8,361,066     11.9%
Interest-earning assets (a)      37,920,237   34,482,210     10.0%
Total assets                     42,067,539   38,135,437     10.3%
Noninterest-bearing deposits      5,361,502    4,858,834     10.3%
Interest-bearing deposits (b)    22,808,241   20,773,877      9.8%
Total deposits (b)               28,169,743   25,632,711      9.9%
Shareholders' equity              3,105,990    3,015,084      3.0%

(a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.

(b) Statement 133 valuation adjustments related to time deposits, certificates of deposit of $100,000 or more and other interest-bearing liabilities are included in other liabilities.


BALANCE SHEET INFORMATION                 Three Months Ended
ENDING BALANCES                  -------------------------------------
                                                             2003
                                 September 30  June 30     March 31
                                 -------------------------------------

Loans net of unearned income    $29,128,404  $28,222,542  $27,698,948
Total investment securities (a)  11,011,789   10,522,760    9,623,430
Interest-earning assets (a)      40,341,180   39,296,146   37,811,324
Total assets                     44,342,699   43,784,207   42,099,499
Noninterest-bearing deposits      5,839,977    5,849,456    5,569,319
Interest-bearing deposits        23,628,246   23,249,370   22,431,130
Total deposits                   29,468,223   29,098,826   28,000,449
Shareholders' equity              3,152,834    3,145,575    3,125,179


BALANCE SHEET INFORMATION           Three Months Ended      Percent
ENDING BALANCES                  ------------------------    Change
                                                 2002     Versus Prior
                                 December 31 September 30     Year
                                 -------------------------------------
Loans net of unearned income     $27,350,918  $26,286,850    10.8%
Total investment securities (a)    8,966,778    8,455,635    30.2%
Interest-earning assets (a)       36,475,398   35,424,764    13.9%
Total assets                      40,571,272   39,610,727    11.9%
Noninterest-bearing deposits       5,494,657    5,181,668    12.7%
Interest-bearing deposits         21,820,967   21,450,134    10.2%
Total deposits                    27,315,624   26,631,802    10.7%
Shareholders' equity               3,115,997    3,122,747     1.0%

(a) Excludes adjustment for market valuation on available-for-sale securities and certain noninterest-earning marketable equity securities.


                              Unaudited
                        AmSouth Bancorporation
                    SUMMARY FINANCIAL INFORMATION
                           ($ in thousands)


NONPERFORMING ASSETS                         2003                2002
                     September  June 30  March 31  December  September
                         30                            31        30
-------------------- --------- --------- --------- --------- ---------
Nonaccrual loans (c) $120,793  $127,645  $149,551  $158,829  $151,442
Foreclosed properties  35,163    40,656    34,622    33,828    32,567
Repossessions           5,890     7,058     7,082     4,346     4,716
                     --------- --------- --------- --------- ---------
Total nonperforming
 assets (c)          $161,846  $175,359  $191,255  $197,003  $188,725
                     ========= ========= ========= ========= =========

Nonperforming assets
 to loans net of
 unearned income,
 foreclosed
 properties and
 repossessions           0.55%     0.62%     0.69%     0.72%     0.72%


Accruing loans 90
 days past due        $72,588   $67,454   $80,585   $91,045   $93,700
                     ========= ========= ========= ========= =========

(c) Exclusive of accruing loans 90 days past due



ALLOWANCE FOR LOAN
 LOSSES                                    2003                2002
                       3rd       2nd       1st       4th       3rd
                      Quarter   Quarter   Quarter   Quarter   Quarter
-------------------- --------- --------- --------- --------- ---------
Balance at beginning
 of period           $384,011  $383,936  $381,579  $379,878  $371,418
Loans charged off     (55,102)  (55,565)  (52,988)  (61,334)  (53,928)
Recoveries of loans
 previously charged
 off                   13,350    12,940    10,645     9,585    10,988
                     --------- --------- --------- --------- ---------
Net Charge-offs       (41,752)  (42,625)  (42,343)  (51,749)  (42,940)
Addition to allowance
 charged to expense    41,800    42,700    44,700    53,450    51,400
                     --------- --------- --------- --------- ---------
Balance at end of
 period              $384,059  $384,011  $383,936  $381,579  $379,878
                     ========= ========= ========= ========= =========

Allowance for loan
 losses to loans net
 of unearned income      1.32%     1.36%     1.39%     1.40%     1.45%
Net charge-offs to
 average loans net
 of unearned income (d)  0.58%     0.60%     0.62%     0.77%     0.66%
Allowance for loan
 losses to
 nonperforming
 loans (c)             317.95%   300.84%   256.73%   240.25%   250.84%
Allowance for loan
 losses to
 nonperforming
 assets (c)            237.30%   218.99%   200.75%   193.69%   201.29%

(c) Exclusive of accruing loans 90 days past due

(d) Annualized


    CONTACT: AmSouth Bancorporation, Birmingham
             Investment Community:
             List Underwood, 205-801-0265
             or
             News Media:
             Rick Swagler, 205-801-0105